SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 10, 2006

SKINS INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000- 51119	pending
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

54 West 21st Street, # 705, New York, NY 10010
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(212) 255-1777

LOGICOM INC.
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Logicom Inc., a Nevada corporation (the “Company”), changed its corporate name to “Skins Inc.” by the filing of Articles of Merger with the Secretary of State of the State of Nevada on April 10, 2006. The Company effected the name change to better reflect the nature of its new business operations following the completion of a share exchange transaction with the stockholders of Skins Shoes, Inc. Skins Shoes, Inc., which became a wholly-owned subsidiary of Skins Inc. through the share exchange, changed its corporate name to Skin Footwear Inc. on April 12, 2006.

Holders of stock certificates bearing the name “Logicom Inc.” may continue to hold them and will not be required to exchange them for new certificates or take any other action. The CUSIP number for the Company's common stock will change to 830701108.

EXHIBITS

3.1	Articles of Merger Effecting the Name Change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKINS INC.

Date: April 14, 2006	By:	/s/ Mark Klein
Name: Mark Klein
Title: Chief Executive Officer